UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 15, 2006

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1308 N. Patt Street, Anaheim, CA		92801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (714) 526-5533

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 15, 2006 following the company’s annual shareholders meeting, the Board of Directors of Bridgford of Bridgford Foods Corporation elected William L. Bridgford as Chairman of the Board and Principal Executive Officer. He succeeds Allan L. Bridgford who was elected Senior Chairman. Bill Bridgford has most recently served as President of Bridgford Foods Corporation with responsibility for the company’s processing operations.

John V. Simmons was elected President of Bridgford Foods Corporation and succeeds William L. Bridgford. Simmons currently serves as President of the Bridgford Frozen Foods Division. He has been with Bridgford in production and sales management positions for 27 years and is currently based in Dallas, Texas.

The Registrant issued a press release that announced these events on March 20, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d)               Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 20, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

March 21, 2006	By:	/s/ Raymond F. Lancy
Raymond F. Lancy
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 20, 2006.